ARIEL MUTUAL FUNDS

Quarterly Report

June 30, 1999



[GRAPHIC]                   THE PATIENT INVESTOR [LOGO]



Ariel Fund

Ariel Appreciation Fund

Ariel Premier Bond Fund

SHAREHOLDER NEWS

NEW MONEY MARKET FUND EXCHANGE PRIVILEGES
On September 1, 1999, Ariel Mutual Funds is unveiling a new money market fund for your exchange privileges. The SSgA Money Market Fund will replace the Cash Resource Trust money market funds currently being offered. There will be no interruption in service.

SSgA Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar dominated securities with remaining maturities of one year or less.

The SSgA Money Market Fund is a portfolio of the SSgA Funds, an open-end management investment company with multiple portfolios (commonly known as a mutual fund) advised by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, and not affiliated with the Ariel Mutual Funds or Ariel Distributors, Inc. Prior to making an exchange, you should carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Ariel Mutual Funds or Ariel Distributors, Inc. for an investment in SSgA Money Market Fund.

For more information, or to receive an SSgA Money Market Fund Prospectus, call an Ariel Mutual Funds Representative at 800-292-7435, option 1. The exchange privileges with the Cash Resource Trust Funds will terminate on August 31, 1999.

INVESTMENTS IN THE SSgA MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE SSgA MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

[LETTERHEAD]

                               TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT THE ARIEL MUTUAL FUNDS INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL CAP STOCKS MAY BE MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

The Patient Investor                2

Company in Focus                    6

Company Updates                     8

Ariel Equity Funds                 10

Schedule of Equity Investments     12

Equity Statistical Summary         16

Ariel Bond Fund                    18

Schedule of Bond Investments       20

Board of Trustees                  25

             SLOW AND STEADY WINS THE RACE.-AESOP
THE PATIENT INVESTOR-Registered Trademark- [LOGO]

Dear Fellow Shareholder: For the second quarter ending June 30, 1999, the smaller companies of the Ariel Fund rose +10.0% and the mid-sized companies that make up the Ariel Appreciation Fund gained +8.3%. While the Funds' returns were strong on an absolute basis and even better than the +7.0% return of the large stocks that have propelled the Standard and Poor's 500 Index to new highs quarter after quarter, they fell short relative to their respective benchmarks. Specifically, over the same three-month period, the small stocks of the Russell 2000 Index surged +15.6% while the Russell Mid Cap Index experienced a somewhat less meteoric but certainly noteworthy +10.9% rise. The three-year returns are more remarkable, with the Ariel Fund posting an average annual return of +20.0% as of June 30, 1999, while the Russell 2000 Index gained +11.2% over the same period. Similarly, the Ariel Appreciation Fund's average annual total return for the three-year period ended June 30,1999 was +26.7%, far surpassing the Russell Mid Cap's +19.6% gain over the same period.*

AN UNEVEN REBOUND

Returns show a clear reversal of fortune in stock leadership during the 90-day period ending June 30, 1999. Coincidentally, the quarter-end wrap up discussions found in the July 4th issue of most publications marked the announcement of what we consider a "performance revolution". As the Independence Day issue of THE NEW YORK TIMES summed, "[T]he world in which investors had grown so comfortable over the last few years was turned on its head in the second quarter...sectors

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The principal value and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the period ending June 30, 1999, the average annual total returns of the Ariel Fund for the one-, three-, five-, and ten-year periods were 3.07%, 20.03%, 17.83% and 12.10%, respectively. The Ariel Appreciation Fund's average annual total returns for the one-, three-, five-, and since inception (12/01/89) periods ending June 30, 1999 were 15.44%, 26.67%, 21.34%, and 15.61%, respectively.

and funds that had been written off for dead suddenly came to life." After a rough 1998 when just 15% of the active managers beat the indomitable S&P 500 Index, 70% of actively managed funds bested the Index this past quarter. Moreover, the oh-so-popular and seemingly insurmountable S&P Index funds and mega-sized growth stocks were suddenly among the worst performing areas of the market while the unloved and unwanted small and mid-cap issues were finally among the best. Yet, as one financial advisor told THE NEW YORK TIMES, "Americans like to buy everything on sale except stocks," and those who under-weighted or even jettisoned their professionally managed small and mid-cap portfolios were left behind as stock performance broadened. But against this backdrop, the recent resuscitation of undervalued small and mid-cap issues was not equitable. While on the surface it is apparent that smaller companies beat larger ones and value trounced growth, a closer look shows small and mid-cap outperformance was largely driven by the strength of traditional "deep value" stocks--industrials, cyclicals and commodities--along with the technology sector. This is evident in the top performing sectors of the Russell 2000 and Russell Mid Cap indices for the second quarter:

                        TOP PERFORMING SECTORS
            RUSSELL 2000                            RUSSELL MID CAP
            ------------                            ---------------
1.  Energy                   27.97%     1.  Producer Durables        26.35%
2.  Producer Durables        23.71      2.  Materials & Processing   20.25
3.  Autos & Transportation   23.38      3.  Energy                   18.49
4.  Technology               21.50      4.  Technology               16.69

As such, the consistent and predictable sectors of the market--the very ones we favor--did not fully participate in the rebound of small and mid-sized issues. The chart that follows depicts the handicapped returns of these sectors when compared to all TWELVE of the Russell sectors, ranked by return:

                            BOTTOM PERFORMING SECTORS
            RUSSELL 2000                            RUSSELL MID CAP
            ------------                            ---------------
10.  Consumer Discretionary  9.52%      8.   Consumer Discretionary  8.56%
11.  Consumer Staples        6.92       10.  Consumer Staples        7.70

The striking overall returns of the small and mid-cap indices show smaller companies are finally beginning to close the value gap that has persisted versus their large-cap brethren for some time now. With this said, we are most heartened by the hidden potential of the lagging sectors. For while small and mid-caps may be in the early stages of a comeback, the seemingly muted returns of these groupings show so much more value is yet to be unleashed. And most importantly, this value lies in areas of the market that have traditionally offered investors the wonderful combination of strong returns and low volatility.

As this potential emerges, our portfolios continue to sell at the lowest valuations we've experienced in our near 17 year history--a 53% discount to the S&P 500 Index. We are encouraged by the broadening market strength. While we wait, we continue to search for great businesses in consistent industries selling at attractive valuations.

PORTFOLIOS COMINGS AND GOINGS

In keeping with first quarter's theme, we continued our bargain shopping for much of the second quarter. More specifically, in the Ariel Fund, we initiated new positions in Horace Mann Educators Corp. (NYSE: HMN), a multi-line insurance holding company and True North Communications, Inc. (NYSE: TNO), the world's sixth largest advertising agency. We also continued to build positions in a number of newer holdings including: Day Runner, Inc. (OTC: DAYR), a leading producer of paper-based organizers; Wesley Jessen VisionCare, Inc. (OTC: WJCO), a maker of specialty contact lenses; an old favorite, Herman Miller, Inc. (OTC:
MLHR), the office furniture manufacturer and Graco, Inc. (OTC: GGG), a niche manufacturer for fluid related instruments. Additionally, we viewed the market backlash that followed the earnings shortfall reported by Department 56, Inc. (NYSE:DFS) as an occasion to buy more shares in this high quality franchise run by an excellent management team.

We should note that we had also been building upon our position in Orion Capital Corporation (NYSE: OC), the niche property and casualty insurer, when an announcement was made (as we write this letter early in the third quarter) that the company would be acquired by Royal Sun Alliance, a British insurance company. Our average cost was $35 per share and the per share takeover price is $50. By virtue of the fact that our portfolios are loaded with smaller companies that often dominate strong industry niches, we have benefited from a good number of takeovers throughout the years. With our holdings currently selling at extraordinarily low multiples, we would not be surprised to see more of them acquired given today's stock market environment. Certainly, we are already seeing early signs of this phenomenon in the restaurant equipment industry and would not be surprised if the same were to occur in the office products area as well as continued consolidation of the insurance and financial service arenas.

In the Ariel Appreciation Fund, the portfolio management themes are similar. We took profits in Hasbro, Inc. (NYSE: HAS) as early indications of the impact of its "Star Wars" prequel license led the stock to post gains. As the euphoria quieted and the stock price settled down, we actually bought more shares in keeping with our strong belief in the long-term potential of this leading toy manufacturer. We also initiated a new position in Avery Dennison Corporation (NYSE: AVY), a global leader in pressure-sensitive technology and innovative self-adhesive solutions for consumer products and label systems; as well as XL Capital Ltd. (NYSE: XL), a niche insurer. We bought more shares of Equifax, Inc. (NYSE: EFX), the credit reporting agency, in addition to Herman Miller, Inc. (OTC: MLHR).

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,


/s/ John W. Rogers, Jr.        /s/ Eric T. McKissack, CFA
John W. Rogers, Jr.            Eric T. McKissack, CFA
Portfolio Manager              Portfolio Manager
Ariel Fund                     Ariel Appreciation Fund


The Funds' portfolio securities as of June 30, 1999, including the securities discussed in this letter, are listed in the Schedule of Investments. Portfolio holdings are subject to change.

[GRAPHIC]

                                    COMPANY

HORACE MANN EDUCATORS (NYSE: HMN) is a multi-line insurance holding company. The company sells its retirement products as well as automobile, homeowners, group and life insurance policies to elementary- and secondary-school teachers, administrators, and support personnel in public and private schools. In so doing, Horace Mann utilizes an exclusive sales force (many of whom are former educators). Additionally, the company has strong alliances with teacher credit unions and also sells products via the web.

[SIDENOTE:]

HORACE MANN-Registered Trademark-

1 Horace Mann Plaza

Springfield, IL 62715

(217) 789-2500

REASONS FOR RECOMMENDATION

UNIQUE FRANCHISE

HMN's exclusive sales force of 950 agents offers exactly the kind of franchise Ariel seeks. Over the years, this unique, focused distribution method has created a sustainable competitive advantage. As a result of its name recognition within the target market, its very high policyholder loyalty, and its ability to find the most profitable customers, HMN has impressive barriers to entry from potential competitors.

 According to the teachers we interviewed as part of our extensive due diligence, HMN offers high levels of customer service and good prices. In addition, HMN's distinct products lead to increased customer loyalty. For example, the HMN homeowner's insurance covers personal belongings in the classroom. Additionally, the focused sales force gets to know the customer base very well and, thus, can consistently write profitable policies. Beyond strong customer relationships, agents are compensated on the profitability of their personal book of business. This creates the right economic incentives for long-term success. Finally, the company has access to 5,000 of the roughly 16,000 payroll slots across school districts nationwide. This is very valuable "real estate" for any number of financial service providers.

HIGHLY PROFITABLE

HMN has done an outstanding job of generating superior financial results. The measure commonly used to judge insurance company profitability is return on shareholder's equity (ROE). HMN's ROE in 1998 was an excellent 17%, equaling the five-

IN FOCUS

year average. The industry average is below 10%. HMN accomplishes these results through outstanding cost controls and disciplined underwriting--two ingredients to running a successful insurance business model. Over the last ten years, the average insurance company has spent $1.07 to insure every $1.00 of sales. Alternatively, HMN has kept costs at $0.97 for each $1.00. This three cents helps HMN permanently increase its investment pool on an annual basis. HMN's expense ratio of 19.6% ranks it 14th among the more than 2,400 insurance groups operating in the U.S. Furthermore, the low expense ratio allows HMN to make the most of the "float" generated from policyholder's premium dollars.

VETERAN MANAGEMENT FOCUSED ON SHAREHOLDERS

HMN has an experienced and well-respected management team. The five top executives average 25 years of industry experience, most of which has been at HMN. Paul Kardos has served as the company's President and Chief Executive Officer of HMN since 1979. In total, he has been with the company for 23 years and has 36 years of experience in the insurance industry. In addition, Mr. Kardos owns 3% of the outstanding shares, while directors and officers own 5% of the company. Management has also taken tremendous care of the shareholder's capital by employing very conservative accounting methods, and they have been generous in returning unused capital to shareholders through share buybacks. Since 1996, the company has repurchased six million shares or 13% of all outstanding.

VALUATION

HMN is an attractive value for long-term investors. We believe its unique franchise, profitability, and disciplined management will continue to create true economic value far in excess of its current share price. At $27 per share, HMN trades at less than 12 times our estimate of its next twelve months of cash operating earnings. Moreover, by our calculations, HMN is trading at a 30% discount to its private market value.

BRADY CORPORATION (NYSE: BRC) After a slowdown in sales growth during the summer of 1998, financial performance has rebounded exceptionally well at Brady. The company's management team has done a superior job restructuring and refocusing the core franchise, and we believe these efforts will continue to benefit shareholders.

[SIDENOTE:]

[LOGO]BRADY

6555 W. Good Hope Rd.

Milwaukee, WI 53223

(414) 358-6600

Brady dominates its niche-oriented markets in industrial labels, facility identification, and safety-related products. The company's market position allows it to achieve excellent levels of profitability, generate significant excess cash flow, and reinvest in research and development. We expect this debt-free, cash-rich company to continue to grow through new product development, expanding global markets, additional market penetration and selective acquisitions.

Brady is not widely followed by Wall Street analysts and as a result, we feel this Milwaukee-based company remains an undiscovered gem. After a thorough re-evaluation of the business during the dramatic sell-off in Brady shares last summer, we added significantly to our position at a time when the stock traded as low as $16.25. As Brady shares have nearly doubled from those lows, we have been rewarded for our patience. At 17 times forward 12 months estimated cash earnings and 7 times cash flow, we view Brady as an excellent core holding and recommend investors hold their current positions.

LITTELFUSE, INC. (OTC: LFUS) After experiencing one of the worst market environments for its products in 1998, Littlefuse has begun to see a rebound in its electronics and automotive markets. Our analysis of company fundamentals and market position assure us that our patience will pay off.

Littelfuse is the largest global manufacturer of circuit protection devices for use in the electronic, automotive and industrial markets. Due in part to the limited number of key industry players, the company has several significant barriers to entry. Littelfuse's brand name, reputation and product development give its customers high switching costs and relatively low price sensitivity, augmenting the company's competitive advantage. Littelfuse's economics remain very attractive with high margins, high returns on equity and tangible assets and solid free cash flow. The recent business slowdown has also reinvigorated management to be extra diligent in cutting costs to protect these economics. Additionally, the company continues to have sound long-term prospects, with several opportunities for top-line growth from the prevalent use of electronic devices, increasing average fuse content in automobiles, and new product development.

[SIDENOTE:]

LITTELFUSE-Registered Trademark-

800 E. Northwest Hwy.

Des Plaines, IL 60016

(847) 824-1188

The stock is currently trading at 14 times our forward 12 months cash earnings estimate and 7.5 times cash flow and continues to represent an attractive value for long-term investors.

                                    UPDATES

HASBRO INC. (NYSE:HAS) Stock price volatility takes on a new meaning when deciphering Hasbro's second quarter performance! After reaching a 52-week high of $37, Hasbro's shares closed the quarter at $27.54. Investor concerns about the sale of "Star Wars" toys placed excessive pressure on Hasbro's shares. The company later rewarded its true believers when it reported significantly better than expected second quarter results. The stock price then moved higher.

[SIDENOTE:]

HASBRO [LOGO]

1027 Newport Avenue

Pawtucket, RI 02862

(401) 725-8697

In recent internal research meetings, we frequently reminded ourselves Hasbro is bigger than "Star Wars." In fact, the company possesses a strong and diverse portfolio of brands and products including perennial favorites like MONOPOLY and SCRABBLE board games, MR. POTATO HEAD, FURBY, KOOSH, BARNEY, TELETUBBIES and POKEMON. This broad portfolio of leading brands provides Hasbro with a low risk profile. Additionally, we remain confident in management's ability to enhance shareholder value and invest its significant cash flow judiciously, whether through share repurchases or strategic acquisitions.

We are excited about Hasbro's long-term prospects. Thus, we recently added to our position when the stock price declined to levels below $25. We oftentimes remind ourselves of Warren Buffett's comment in his 1986 Letter to Shareholders
- "We simply attempt to be fearful when others are greedy and to be greedy only when others are fearful."

HUSSMANN INTERNATIONAL (NYSE: HSM) We have increased our position in Hussmann, as we remain attracted to the company's franchise, long-term economics, and value at current levels. Hussmann, with a domestic market share nearly double that of its closest competitor, should continue to enjoy strong demand for its products, including food display cases and walk-in freezers. Our optimism is fueled by the growing competition among its supermarket and convenience store customer base, along with the ever-increasing popularity of prepared foods purchased at these destinations. Additionally, ongoing consolidation within the food equipment industry should offer a further catalyst for a higher share price.

[SIDENOTE:]

HUSSMAN [LOGO]

12999 St. Charles Rock Rd.

Bridgeton, MO 63044

(314) 291-2000

Recently, Hussmann pre-released in-line second-quarter operating results of $0.33 versus $0.30. However, the company also warned weak demand in South American beverage cooler sales would negatively affect its second half performance. Thus, we reduced our fiscal year 1999 earnings per share estimate by $0.10, or approximately 7%, to $1.32. Despite this temporary setback to operating results from a relatively minor aspect of its overall business, we remain confident Hussmann should generate low double-digit earnings increases over the next several years.

Currently at $16.56, Hussmann is trading at less than 12 times our forward twelve-month estimate of $1.46 and at approximately a 40% discount to our private market value of $28. In our view, the shares offer attractive value at current levels. As such, we recommend investors add to their positions.

ARIEL FUND

Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1999 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

----------------------------------------------------------------------------------------------------
                    2nd Quarter  YTD       1 Year     3 Year     5 Year    10 Year    Life of Fund
----------------------------------------------------------------------------------------------------
Ariel Fund           +10.0%     +1.7%     +3.1%      +20.0%      +17.8%    +12.1%      +14.8%
----------------------------------------------------------------------------------------------------
Russell 2000 Index   +15.6%     +9.3%     +1.5%      +11.2%      +15.4%    +12.4%      +11.8%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC.

                                   ARIEL FUND
                      Technology                            2.43%
                      Health Care                           1.93%
                      Consumer Discretionary & Services    34.45%
                      Consumer Staples                     10.49%
                      Materials & Processing               17.79%
                      Producer Durables                    16.73%
                      Financial Services                    9.74%
                      Utilities                             2.45%
                      Cash and Other                        3.99%

                                 RUSSELL 2000 INDEX
                      Technology                           14.8%
                      Health Care                           9.0%
                      Consumer Discretionary & Services    18.8%
                      Consumer Staples                      2.7%
                      Integrated Oils                       0.1%
                      Other Energy                          2.9%
                      Materials & Processing               10.3%
                      Producer Durables                     7.9%
                      Autos & Transportation                4.1%
                      Financial Services                   22.1%
                      Utilities                             6.1%
                      Cash and Other                        1.2%

          DATE       ARIEL FUND          S&P           RUSSELL 2000
          1986         $10,000         $10,000            $10,000
          1987         $11,367         $10,258             $8,860
          1988         $16,905         $11,960            $11,065
          1989         $19.900         $15,749            $12,863
          1990         $16,699         $15,260            $10,354
          1991         $22,163         $19,910            915,122
          1992         $24,763         $21,427            $17,906
          1993         $26,924         $23,587            $21,292
          1994         $25,786         $23,897            $20,904
          1995         $30,581         $32,878            $26,849
          1996         $37,747         $40,426            $31,279
          1997         $51,502         $53,914            $38,274
          1998         $56,595         $69,320            $37,300
        Jun-99         $57,558         $77,905            $40,763

* Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad marker-weighted index dominated by blue-chip stocks. The Russell 2000 Index measures the performance of smaller companies. All indexes are immanaged and returns include reinveested dividends. An investor cannot invest directly in an index.

[SIDENOTE:]

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL CAP) STOCKS. TEN LARGEST HOLDINGS AS OF JUNE 30, 1999

TEN LARGEST HOLDINGS
as of June 30, 1999

1  SPECIALTY EQUIPMENT COS.
   Manufacturer of commercial and
   institutional food service equipment

2  CENTRAL NEWSPAPERS, INC.
   Leading media company with
   daily newspapers in Phoenix
   and Indianapolis

3  ROUSE CO.
   Retail mall developer

4  MBIA, INC.
   Leading insurer of municipal bonds

5  BRADY CORP.
   Manufacturer and distributor of niche
   industrial safety-related products

6  LEE ENTERPRISES
   Diversified media company

7  INTERNATIONAL GAME
   TECHNOLOGY
   World's leading supplier of
   computerized gaming devices

8  HASBRO, INC.
   Prominent toy manufacturer

9  IDEX CORP.
   Manufacturer of proprietary
   engineered industrial products

10 WHITMAN CORP.
   PepsiCo's largest independent
   domestic bottler

ARIEL APPRECIATION FUND

Inception
December 1, 1989

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1999 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

----------------------------------------------------------------------------------------------
                         2nd Quarter  YTD      1 Year     3 Year     5 Year     Life of Fund
----------------------------------------------------------------------------------------------
Ariel Appreciation Fund   +8.3%      +7.5%    +15.4%     +26.7%     +21.3%       +15.6%
----------------------------------------------------------------------------------------------
Russell Mid Cap Index    +10.9%     +10.3%    +11.3%     +19.6%     +20.9%       +16.0%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC.

                             ARIEL APPRECIATION FUND
                      Technology                            1.28%
                      Health Care                           7.25%
                      Consumer Discretionary & Services    33.34%
                      Consumer Staples                     11.55%
                      Materials & Processing               11.48%
                      Producer Durables                     9.10%
                      Financial Services                   18.47%
                      Utilities                             3.52%
                      Cash and Other                        4.01%

                                RUSSELL MID CAP INDEX
                      Technology                           13.6%
                      Health Care                           6.6%
                      Consumer Discretionary & Services    17.8%
                      Consumer Staples                      4.0%
                      Integrated Oils                       1.7%
                      Other Energy                          3.5%
                      Materials & Processing                8.5%
                      Producer Durables                     5.1%
                      Autos & Transportation                4.8%
                      Financial Services                   20.5%
                      Utilities                            11.9%
                      Cash and Other                        2.0%

          DATE           APP             S&P         RUSSELL MID CAP
          1989         $10,000         $10.000            $10,000
          1990          $9,902         $9,922              $9,006
          1991         $11,194         $12,945            $12,744
          1992         $14,930         $13,932            $14,826
          1993         $16,115         $15,336            $16,947
          1994         $14,763         $15,539            $16,592
          1995         $18,330         $21,378            $22,308
          1996         $22,677         $26,286            $26,547
          1997         $31,283         $35,056            $34,247
          1998         $37,398         $45,074            $37,705
          Jun-99       $40,185         $50,655            $41,603

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index measures the performance of smaller companies. All indexes are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

[SIDENOTE:]

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID CAP) STOCKS.

TEN LARGEST HOLDINGS
as of June 30, 1999

1  HASBRO, INC.
   Prominent toy manufacturer

2  SPECIALTY EQUIPMENT COS.
   Manufacturer of commercial and
   institutional food service equipment

3  MBIA, INC.
   Leading insurer of municipal bonds

4  WHITMAN CORP.
   PepsiCo's largest independent
   domestic bottler

5  GALILEO INTERNATIONAL, INC.
   Distinguished provider of electronic
   reservation services for the travel
   industry

6  ROUSE CO.
   Retail mall developer

7  SYBRON INTERNATIONAL CORP.
   Principal manufacturer of products
   for the laboratory and professional
   orthodontic and dental markets

8  ALLERGAN, INC.
   A foremost provider of specialty
   eyecare products

9  CENTURYTEL, INC.
   Diversified telecommunications
   company

10 LEE ENTERPRISES
   Diversified media company

                            SCHEDULE OF INVESTMENTS

ARIEL FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)


    Number    COMMON STOCKS-96.01%                 Cost       Market Value
  of Shares
              CONSUMER DISCRETIONARY--34.45%
   403,433    Bob Evans Farms, Inc.             $6,577,946     $8,018,231
   308,200    Central Newspapers, Inc., Class A  5,062,426     11,596,025
   174,100    Day Runner, Inc.*                  2,096,884      2,154,488
   257,200    Department 56, Inc.*               8,473,850      6,912,250
    12,050    Grey Advertising, Inc.             4,039,854      4,012,650
   314,000    Hasbro, Inc.                       2,657,762      8,772,375
   478,200    International Game Technology      8,786,705      8,846,700
   319,200    Lee Enterprises                    8,875,507      9,735,600
   266,100    Leggett & Platt, Inc.              2,383,620      7,400,906
   242,700    Libbey, Inc.                       8,806,015      7,038,300
    81,400    True North Communications, Inc.    2,097,738      2,442,000
                                                 ---------      ---------
                                                59,858,307     76,929,525
                                                ----------     ----------

              CONSUMER STAPLES--10.49%
   217,600    Longs Drug Stores, Inc.            4,438,920      7,520,800
   249,100    McCormick & Co., Inc.              6,004,449      7,862,219
   446,400    Whitman Corp.                      7,435,914      8,035,200
                                                 ---------      ---------
                                                17,879,283     23,418,219
                                                ----------     ----------


12


    Number    COMMON STOCKS-96.01% (cont)           Cost       Market Value
  of Shares
              FINANCIAL SERVICES--9.74%
    47,300    Arthur J. Gallagher & Co.         $1,821,142     $2,341,350
   106,900    Horace Mann Educators Corp.        2,798,035      2,906,344
   169,200    MBIA, Inc.                         6,344,959     10,955,700
   154,800    Orion Capital Corp.                5,536,151      5,553,450
                                                 ---------      ---------
                                                16,500,287     21,756,844
                                                ----------     ----------

              HEALTH CARE--1.93%
   133,000    Wesley Jessen VisionCare, Inc.*    3,314,625      4,305,875
                                                ----------     ----------

              MATERIALS AND PROCESSING--17.79%
   323,700    Brady Corp.                        8,067,067     10,520,250
    76,900    Ecolab, Inc.                         458,946      3,354,762
   143,900    Hunt Corp.                         1,916,478      1,187,175
   683,700    Interface, Inc., Class A           5,775,491      5,896,912
   439,100    Rouse Co.                          8,795,673     11,142,162
   413,400    Shorewood Packaging Corp.*         3,494,831      7,622,063
                                                 ---------      ---------
                                                28,508,486     39,723,324
                                                ----------     ----------

              PRODUCER DURABLES--16.73%
   214,220    General Binding Corp.              3,960,517      5,034,170
    59,400    Graco, Inc.                        1,405,785      1,744,875
   165,800    Hussman International, Inc.        2,396,517      2,746,063
   255,300    IDEX Corp.                         6,334,927      8,392,988
   342,800    Miller (Herman), Inc.              5,801,259      7,198,800
   416,000    Specialty Equipment Cos., Inc.*    5,153,081     12,246,000
                                                 ---------      ---------
                                                25,052,086     37,362,896
                                                ----------     ----------

              TECHNOLOGY--2.43%
   281,550    Littelfuse, Inc.*                  7,173,294      5,419,837
                                                 ---------      ---------

    Number    COMMON STOCKS-96.01% (cont)           Cost       Market Value
  of Shares
              UTILITIES--2.45%
   137,900    CenturyTel, Inc.                  $2,064,895     $5,481,525
                                                ----------     ----------

              Total Common Stocks              160,351,263    214,398,045
                                               -----------    -----------

 Principal    REPURCHASE
   Amount     AGREEMENT-4.90%

$10,951,559   State Street Bank & Trust
              Company Repurchase
              Agreement, 4.00%, dated
              6/30/1999, repurchase price
              $10,952,776, maturing
              7/1/1999 (collateralized by
              U.S. Treasury Bond, 8.75%,
              8/15/2020)                        10,951,559     10,951,559
                                                ----------     ----------


              Total Repurchase Agreement        10,951,559     10,951,559
                                                ----------     ----------


              Total Investments-100.91%       $171,302,822    225,349,604
                                              ------------
                                              ------------

              Liabilities less Other Assets-(0.91)%            (2,041,687)
                                                                ---------


              NET ASSETS-100.00%                             $223,307,917
                                                             ------------
                                                             ------------

*Non-income producing


                                                                              13


Ariel Appreciation Fund

   SCHEDULE OF INVESTMENTS
   JUNE 30, 1999 (UNAUDITED)




    Number    COMMON STOCKS-95.99%                  Cost       Market Value
  of Shares
              CONSUMER DISCRETIONARY--33.34%
   145,900    Bob Evans Farms, Inc.             $2,837,068     $2,899,762
   251,700    Carnival Corp.                     3,696,557     12,207,450
   306,000    Central Newspapers, Inc., Class A  9,041,924     11,513,250
   276,400    Galileo International, Inc.       11,705,192     14,770,125
   220,650    Harte-Hanks, Inc.                  1,261,115      5,985,131
   635,650    Hasbro, Inc.                       9,511,979     17,758,472
   240,500    Houghton Mifflin Co.               8,100,061     11,318,531
   431,200    International Game Technology      6,766,556      7,977,200
   424,900    Lee Enterprises                   11,894,374     12,959,450
   397,920    Leggett & Platt, Inc.              3,684,538     11,067,150
   241,500    Libbey, Inc.                       8,560,755      7,003,500
   105,100    Omnicom Group, Inc.                1,026,564      8,408,000
    87,300    Tribune Co.                        4,071,941      7,606,013
                                                 ---------      ---------
                                                82,158,624    131,474,034
                                                ----------    -----------

              CONSUMER STAPLES--11.55%
    91,861    Clorox Co.                         5,948,973      9,811,903
   259,340    Longs Drug Stores Corp.            5,343,855      8,963,439
   374,555    McCormick & Co., Inc.              9,829,689     11,821,892
   831,100    Whitman Corp.                     14,349,999     14,959,800
                                                ----------     ----------
                                                35,472,516     45,557,034
                                                ----------     ----------

    Number    COMMON STOCKS-95.99% (cont)           Cost       Market Value
  of Shares
              FINANCIAL SERVICES--18.47%
    70,800    Arthur J. Gallagher & Co.         $2,866,301     $3,504,600
   359,300    Equifax, Inc.                     11,307,887     12,822,519
   220,600    Franklin Resources, Inc.           7,145,585      8,961,875
   259,600    MBIA, Inc.                        12,077,058     16,809,100
   372,600    MBNA Corp.                         5,719,565     11,410,875
   114,700    Northern Trust Corp.               2,386,266     11,125,900
   145,200    XL Capital Ltd.                    8,391,696      8,203,800
                                                 ---------      ---------
                                                49,894,358     72,838,669
                                                ----------     ----------

              HEALTH CARE--7.25%
   128,200    Allergan, Inc.                     4,232,228     14,230,200
   520,800    Sybron International Corp.*        9,490,559     14,354,550
                                                 ---------      ---------
                                                13,722,787     28,584,750
                                                ----------     ----------

              MATERIALS AND PROCESSING--11.48%
    60,800    Avery Dennison Corp.               3,803,368      3,670,800
   267,700    Brady Corp.                        5,904,915      8,700,250
   129,600    Ecolab, Inc.                       1,601,491      5,653,800
   369,400    Interface, Inc., Class A           6,182,273      3,186,075
   578,200    Rouse Co.                         10,851,070     14,671,825
   509,215    Shorewood Packaging Corp.*         4,849,505      9,388,652
                                                 ---------      ---------
                                                33,192,622     45,271,402
                                                ----------     ----------

              PRODUCER DURABLES--9.10%
   109,805    General Binding Corp.              1,761,453      2,580,418
   122,450    Hussman International, Inc.        1,646,582      2,028,078
   422,200    Miller (Herman), Inc.              7,784,448      8,866,200
    86,400    Pitney-Bowes, Inc.                 3,445,543      5,551,200
   573,000    Specialty Equipment Cos., Inc.*    9,187,777     16,867,687
                                                 ---------      ---------
                                                23,825,803     35,893,583
                                                ----------     ----------


14


    Number    COMMON STOCKS-95.99% (cont)           Cost       Market Value
  of Shares
              TECHNOLOGY--1.28%
   261,200    Littelfuse, Inc.*                 $6,523,002     $5,028,100
                                                ----------     ----------
              UTILITIES--3.52%
   349,425    CenturyTel, Inc.                   5,105,899     13,889,644
                                                 ---------     ----------



              Total Common Stocks              249,895,611    378,537,216
                                               -----------    -----------

Principal REPURCHASE
  Amount  AGREEMENT-4.29%                           Cost       Market Value

$16,901,541   State Street Bank & Trust
              Company Repurchase
              Agreement, 4.00%, dated
              6/30/1999, repurchase price
              $16,903,419, maturing
              7/1/1999 (collateralized by
              U.S. Treasury Bond, 8.875%,
              2/15/2019)                       $16,901,541    $16,901,541
                                               -----------    -----------


              Total Repurchase Agreement        16,901,541     16,901,541
                                                ----------     ----------

              Total Investments-100.28%       $266,797,152    395,438,757
                                              ------------
                                              ------------

              Liabilities less Other Assets-(0.28)%            (1,086,924)
                                                                ---------


              NET ASSETS-100.00%                             $394,351,833
                                                             ------------
                                                             ------------

*Non-income producing

                           EQUITY STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)

                                                                           Earnings Per Share
                                                                         ----------------------
                                                            52 - Week
                                                              Range           1998       1999      1998       1999      Market
                                 Ticker        Price       -----------       Actual    Estimated    P/E        P/E       Cap.
Company                          Symbol       6/30/99      Low    High      Calendar   Calendar  Calendar   Calendar     ($MM)
Hunt Corp.                       HUN            8.25       8.25   23.69       0.80       1.03      10.3        8.0        86
Day Runner, Inc.                 DAYR          12.38       9.25   25.38       1.16       0.17      10.7       72.8       147
General Binding Corp.            GBND          23.50      17.00   42.50       1.63       1.24      14.4       19.0       370
Grey Advertising, Inc.           GREY         333.00     263.00  425.00      18.98      20.29      17.5       16.4       416
Littelfuse, Inc.                 LFUS          19.25      16.00   25.63       0.86       1.02      22.4       18.9       422
Interface, Inc.                  IFSIA          8.63       6.63   21.00       0.87       0.65       9.9       13.3       456
Libbey, Inc.                     LBY           29.00      24.00   38.44       2.31       2.58      12.6       11.2       471
Department 56, Inc.              DFS           26.88      22.94   37.88       2.45       2.60      11.0       10.3       483
Shorewood Packaging Corp.        SWD           18.44      12.13   20.63       1.08       1.30      17.1       14.2       506
Wesley Jessen VisionCare, Inc.   WJCO          32.38      16.13   35.50       1.57       1.86      20.6       17.4       554
Graco, Inc.                      GGG           29.38      19.88   35.25       2.01       2.74      14.6       10.7       596
Specialty Equipment Cos., Inc.   SEC           29.44      18.00   31.75       2.18       2.14      13.5       13.8       623
Brady Corp.                      BRC           32.50      16.25   32.81       1.49       1.83      21.8       17.8       733
Bob Evans Farms, Inc.            BOBE          19.88      18.00   26.88       1.30       1.51      15.3       13.2       815
Hussmann International, Inc.     HSM           16.56      11.63   19.38       1.20       1.33      13.8       12.5       841
Arthur J. Gallagher & Co.        AJG           49.50      34.88   50.63       3.02       3.38      16.4       14.6       890
IDEX Corp.                       IEX           32.88      19.50   34.69       1.81       1.86      18.2       17.7       969
Orion Capital Corp.              OC            35.88      27.56   59.25       2.51       2.55      14.3       14.1       976
Horace Mann Educators Corp.      HMN           27.19      20.25   35.75       1.80       1.89      15.1       14.4     1,119
Lee Enterprises                  LEE           30.50      21.81   31.75       1.42       1.56      21.5       19.6     1,352
Longs Drug Stores, Inc.          LDG           34.56      26.00   44.50       1.64       1.81      21.1       19.1     1,357
True North Communications, Inc.  TNO           29.75      18.81   34.13       1.50       1.71      19.8       17.4     1,409
Central Newspapers, Inc.         ECP           37.50      27.41   39.31       1.78       2.25      21.1       16.7     1,534
Herman Miller, Inc.              MLHR          21.00      15.63   30.75       1.62       1.72      13.0       12.2     1,671
International Game Technology    IGT           18.50      14.13   27.38       1.36       1.46      13.6       12.7     1,816
Rouse Company                    RSE           25.38      21.13   32.25       2.69       2.98       9.4        8.5     1,834
McCormick & Company, Inc.        MKC           31.56      26.63   36.44       1.43       1.65      22.1       19.1     2,255
Whitman Corp.                    WH            18.00      14.88   25.44       0.61       0.45      29.5       40.0     2,550
Hasbro, Inc.                     HAS           27.94      18.67   37.00       1.07       1.48      26.1       18.9     5,461
Leggett & Platt, Inc.            LEG           27.81      16.88   28.75       1.24       1.44      22.5       19.3     5,462
CenturyTel, Inc.                 CTL           39.75      28.42   49.00       1.41       1.65      28.2       24.1     5,538
Ecolab, Inc.                     ECL           43.63      26.13   44.44       1.15       1.31      37.9       33.3     5,656
MBIA, Inc.                       MBI           64.75      46.06   80.13       4.58       4.77      14.1       13.6     6,461

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes.

ARIEL APPRECIATION FUND
(UNAUDITED)

                                                                           Earnings Per Share
                                                                         ----------------------
                                                            52 - Week
                                                              Range           1998       1999      1998       1999      Market
                                 Ticker        Price       -----------       Actual    Estimated    P/E        P/E       Cap.
Company                          Symbol       6/30/99      Low    High      Calendar   Calendar  Calendar   Calendar     ($MM)
General Binding Corp.            GBND          23.50      17.00   42.50       1.63       1.24      14.4       19.0       370
Littelfuse, Inc.                 LFUS          19.25      16.00   25.63       0.86       1.02      22.4       18.9       422
Interface, Inc.                  IFSIA          8.63       6.63   21.00       0.87       0.65       9.9       13.3       456
Libbey, Inc.                     LBY           29.00      24.00   38.44       2.31       2.58      12.6       11.2       471
Shorewood Packaging Corp.        SWD           18.44      12.13   20.63       1.08       1.30      17.1       14.2       506
Specialty Equipment Cos., Inc.   SEC           29.44      18.00   31.75       2.18       2.14      13.5       13.8       623
Brady Corp.                      BRC           32.50      16.25   32.81       1.49       1.83      21.8       17.8       733
Bob Evans Farms, Inc.            BOBE          19.88      18.00   26.88       1.30       1.51      15.3       13.2       815
Hussmann International, Inc.     HSM           16.56      11.63   19.38       1.20       1.33      13.8       12.5       841
Arthur J. Gallagher & Co.        AJG           49.50      34.88   50.63       3.02       3.38      16.4       14.6       890
Lee Enterprises                  LEE           30.50      21.81   31.75       1.42       1.56      21.5       19.6     1,352
Longs Drug Stores, Inc.          LDG           34.56      26.00   44.50       1.64       1.81      21.1       19.1     1,357
Houghton Mifflin Company         HTN           47.06      29.88   50.31       1.40       1.65      33.6       28.5     1,447
Central Newspapers, Inc.         ECP           37.50      27.41   39.31       1.78       2.25      21.1       16.7     1,534
Herman Miller, Inc.              MLHR          21.00      15.63   30.75       1.62       1.72      13.0       12.2     1,671
International Game Technology    IGT           18.50      14.13   27.38       1.36       1.46      13.6       12.7     1,816
Rouse Company                    RSE           25.38      21.13   32.25       2.69       2.98       9.4        8.5     1,834
Harte-Hanks, Inc.                HHS           27.13      17.38   29.25       0.88       1.02      30.8       26.6     1,928
McCormick & Company, Inc.        MKC           31.56      26.63   36.44       1.43       1.65      22.1       19.1     2,255
Whitman Corp.                    WH            18.00      14.88   25.44       0.61       0.45      29.5       40.0     2,550
Sybron International Corp.       SYB           27.56      16.38   29.94       1.02       1.25      27.0       22.0     2,853
Equifax, Inc.                    EFX           35.69      29.75   45.00       1.34       1.58      26.6       22.6     5,155
Hasbro, Inc.                     HAS           27.94      18.67   37.00       1.07       1.48      26.1       18.9     5,461
Leggett & Platt, Inc.            LEG           27.81      16.88   28.75       1.24       1.44      22.5       19.3     5,462
CenturyTel, Inc.                 CTL           39.75      28.42   49.00       1.41       1.65      28.2       24.1     5,538
Galileo International, Inc.      GLC           53.44      24.75   59.31       1.86       2.24      28.7       23.9     5,601
Ecolab, Inc.                     ECL           43.63      26.13   44.44       1.15       1.31      37.9       33.3     5,656
MBIA, Inc.                       MBI           64.75      46.06   80.13       4.58       4.77      14.1       13.6     6,461
Avery Dennison Corp.             AVY           60.38      39.38   69.63       2.15       2.47      28.1       24.4     6,866
XL Capital Ltd.                  XL            56.50      54.50   83.25       4.50       4.59      12.6       12.3     7,202
Allergan, Inc.                   AGN          111.00      45.25  114.75       2.04       2.50      54.4       44.4     7,421
Franklin Resources, Inc.         BEN           40.63      25.75   54.88       1.86       1.82      21.8       22.3    10,243
Tribune Company                  TRB           87.13      44.75   89.13       2.53       3.00      34.4       29.0    10,325
Northern Trust Corp.             NTRS          97.00      55.75  100.00       3.04       3.46      31.9       28.0    10,829
The Clorox Company               CLX          106.81      79.38  132.94       3.06       3.45      34.9       31.0    12,604
Omnicom Group, Inc.              OMC           80.00      37.00   85.94       1.68       1.94      47.6       41.2    14,310
Pitney-Bowes, Inc.               PBI           64.25      46.63   73.31       2.03       2.30      31.7       27.9    17,258
MBNA Corporation                 KRB           30.63      13.50   30.88       0.97       1.18      31.6       26.0    24,559
Carnival Corporation             CCL           48.50      19.00   53.50       1.40       1.61      34.6       30.1    29,739

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. The Rouse Company numbers are before depreciation and deferred taxes.

ARIEL PREMIER BOND

Dear Fellow Shareholder: For the quarter ended June 30, 1999, both the Ariel Premier Bond Fund, Institutional Class and the Investor Class returned -1.1%, while the Lehman Aggregate Bond Index returned -0.9%.

What a difference six months makes! The Ariel Premier Bond Fund's short duration strategy, combined with the mortgage and asset-backed overweighting, contributed to returns ahead of the benchmark over the first half of the year. At year-end 1998, bond yields reflected expectations for sharply slower economic growth in the U.S. as a result of a weak global economy, causing a material fall in inflation and Fed easing of interest rates. Contrary to expectations, global growth has quickened, U.S. growth has accelerated further, inflation has risen, and the Fed tightened interest rates a quarter point. This remarkable change in circumstances has resulted in roughly a 1% rise in market yields.

Accompanying the rise in yields has been a modest narrowing in the spreads of non-Government sectors, corporates, mortgages and asset-backeds. The surprise has been that these spreads have not narrowed more substantially, given the rise in Treasury yields and the strength in the economy. This is likely due to a combination of skittishness as a result of last fall's market turmoil and the anticipation of some disruption due to year 2000 related events. Nonetheless, the best performing portfolios in the past six months were short duration in character with an emphasis in non-Treasury sectors.

As economic activity moderates to a more sustainable pace, we expect inflation to be relatively stable and have lengthened the fund's duration to a neutral stance. Anticipating a spread narrowing, we have continued to increase the portfolio's mortgage exposure. In addition, corporate spreads widened in the second quarter back to levels that reflect some expectation for recession or a sharp slowing in U.S. growth. As we forecast a healthy domestic growth environment, we increased the fund's corporate exposure modestly. The holdings continue to emphasize domestic issuers with a focus on financial and consumer-related industries. In addition, we reduced the fund's weighting in asset-backed securities in response to narrower spreads and the more attractive opportunities available in mortgages and corporates.

In summary, the Ariel Premier Bond Fund has been repositioned to reflect a more neutral outlook for interest rates and a balanced view of inflation risks and future Fed policy. The fund will perform well in a relatively stable interest rate and spread environment.

We are most grateful for your continued confidence and, as always, welcome your thoughts and comments.

Sincerely,

/s/ John W. Rogers, Jr.                 /s/ Kenneth R. Meyer

John W. Rogers, Jr.                     Kenneth R. Meyer
President                               President
Ariel Capital Management, Inc.          Lincoln Capital Management Company

ARIEL PREMIER
BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1999 (assume reinvestment of dividends and capital gains)

----------------------------------------------------------------------------------------------------
                                   2nd Quarter     YTD         1 Year     3 Year    Life of Fund
----------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inst. Cl.  -1.1%         -1.1%       +2.5%      +6.8%        +5.9%
----------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inv. Cl.   -1.1%         -1.2%       +2.2%          --       +5.9%
----------------------------------------------------------------------------------------------------
Lehman Bros. Aggregate Bond Index   -0.9%         -1.4%       +3.2%      +7.2%        +6.6% (Inst.)
                                                                                      +6.8% (Inv.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC.

                             ARIEL PREMIER BOND FUND
                      Government & Agency                  11.06%
                      Mortgage-Backed                      42.70%
                      Corporate                            18.79%
                      Asset-Backed                         25.14%
                      Commercial Mortgage-Backed               0%
                      Cash                                  2.31%

                           LEHMAN AGGREGATE BOND INDEX
                      Government & Agency                  43.3%
                      Mortgage-Backed                      33.4%
                      Corporate                            20.7%
                      Asset-Backed                          1.3%
                      Commercial Mortgage-Backed            1.3%
                      Cash                                    0%

                                 INVESTOR CLASS

                        DATE             BOND           LEHMAN
                       Feb-97           $10,000         $10,000
                       Mar-97            $9,930          $9,914
                       Jun-97           $10,265         $10,278
                       Sep-97           $10,573         $10,619
                       Dec-97           $10,838         $10,932
                       Mar-98           $10.997         $11,102
                       Jun-98           $11,234         $11,361
                       Sep-98           $11,616         $11,841
                       Dec-98           $11,621         $11,882
                       Mar-99           $11.611         $11.823
                       Jun-99           $11,482         $11,719

                               INSTITUTIONAL CLASS

                        DATE             BOND            LEHMAN
                       Oct-95         $1,000,000       $1,000,000
                       Dec-95         $1,035,122       $1,042,614
                       Mar-96         $1,009,187       $1,024,120
                       Jun-96         $1,018,867       $1,029,953
                       Sep-96         $1,039,607       $1,048,096
                       Dec-96         $1,067,709       $1,080,467
                       Mar-97         $1,063,762       $1,074,431
                       Jun-97         $1,101,595       $1,113,887
                       Sep-97         $1,135,857       $1,150,901
                       Dec-97         $1,165,544       $1,184,770
                       Mar-98         $1,182,644       $1,203,206
                       Jun-98         $1,210,570       $1,231,317
                       Sep-98         $1,251,681       $1,283,385
                       Dec-98         $1.254,703       $1,287,699
                       Mar-99         $1,264,835       $1,281,308
                       Jun-99         $1,240,901       $1,270,046

*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

[SIDENOTE:]

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.

  ARIEL PREMIER BOND FUND
  SCHEDULE OF INVESTMENTS
  JUNE 30, 1999 (UNAUDITED)

   Par Value   ASSET-BACKED SECURITIES-25.14%                    Cost        Market Value
     $700,000  Americredit Auto Receivables, 98-B A4,
               6.06%, 12/12/2002                                $699,907        $694,442
      750,000  Americredit Auto Receivables, 99-A A4,
               5.88%, 12/12/2005                                 749,849         736,417
      800,971  Associates Manufactured Housing,
               972A-3, 6.275%, 3/15/2028                         800,737         803,374
    1,000,000  Auto Leasing Investors,
               6.177%, 8/12/2005+                              1,000,000         986,410
      650,000  BEA, 1998-2A A2A, zero coupon,
               6/15/2010+                                        628,265         611,715
    1,055,000  Chemical Master Credit Card Trust 1,
               1996 3A, 7.09%, 2/15/2009                       1,097,073       1,094,784
      695,000  Circuit City Credit Card, 1995-1A,
               6.375%, 8/15/2005                                 706,296         700,643
    2,000,000  Contimortgage Home Equity, 97-A5,
               6.44%, 12/15/2012                               2,017,964       1,998,320
    1,084,908  Credit Card Receivables Trust, 98-1,
               6.478%, 12/22/2004+                             1,091,383       1,056,613
      400,000  CSFB, 97-C1 A1C,  7.24%, 6/20/2007                414,707         400,740
    2,000,000  EQCC Home Equity, 973-A9,
               6.57%, 2/15/2029                                1,984,028       1,960,240
      390,000  Fingerhut, 96-1A, 6.45%, 2/20/2002                391,590         392,227
   Par Value   ASSET-BACKED SECURITIES-25.14% (cont)            Cost         Market Value
   $1,800,000  First Omni, 96-AA, 6.65%, 9/15/2003            $1,821,882      $1,821,510
    1,245,262  Fleetwood, 97BA, 6.40%, 5/15/2013               1,243,634       1,244,714
      130,000  General Growth Properties, 971A1, A2,
               6.537%, 11/15/2004+                               132,740         129,176
      550,000  GMAC Commercial, 99-1 A2,
               6.175%, 5/15/2033                                 558,307         523,072
      950,000  Greenpoint Manufacturing, 99-1 A2,
               6.01%, 8/15/2015                                  949,757         937,023
      500,000  Green Tree Financial, 98-A4,
               6.09%, 7/1/2010                                   499,947         494,500
       57,133  Green Tree Financial, 1995-1 A5,
               8.40%, 6/15/2025                                   62,625          57,954
    1,082,259  GS Mortgage Securities Corp.,
               98-GL11 A1, 6.312%, 4/13/2031                   1,104,933       1,066,014
      773,637  GS Mortgage Securities Corp.,
               99-C1 A1, 5.85%, 11/18/2030                       775,005         747,612
    1,415,000  Healthcare Rec., 99-1,
               6.25%, 2/1/2003+                                1,412,920       1,398,643
      765,652  IMC Excess Cash,
               7.41%, 11/26/2028+                                765,623         700,334
    1,450,000  J.C. Penney Master Credit Card Trust,
               1990-C1, 9.625%, 6/30/2000                      1,493,004       1,505,883
      129,671  The Money Store, 1996-1 A3,
               6.85%, 12/20/2002                                 129,659         130,008
      300,000  The Money Store, 1996-B A6,
               7.38%, 5/15/2017                                  299,956         303,021

   Par Value   ASSET-BACKED SECURITIES-25.14% (cont)            Cost        Market Value
     $440,000  Morgan Stanley Capital I,
               1999-RM1 A2, 6.71%, 12/15/2031                   $439,948        $431,957
    1,980,000  Morgan Stanley Capital I,
               1999-WF1 A2, 6.21%, 9/15/2008                   1,930,713       1,893,375
       17,618  Olympic Auto Receivables, 1995-EA4,
               5.85%, 3/15/2001                                   17,538          17,621
      450,000  Onyx Acceptance Auto Trust,
               5.83%, 3/15/2004                                  449,970         446,486
    1,440,000  Prime, 95-1A, 6.75%, 11/15/2005                 1,445,423       1,461,830
       19,445  Private Label Credit Card, 1994-2A,
               7.80%, 9/20/2003                                   19,736          19,503
    3,179,968  Railcar Leasing, 971A,
               6.75%, 7/15/2006+                               3,220,923       3,207,792
    1,250,361  Railcar Trust, 92-A1, 7.75%, 6/1/2004           1,291,736       1,291,860
      940,000  Salomon Brothers Mortgage Sec.,
               97LB6A3, 6.76%, 12/25/2027                        938,846         938,722
      183,333  Sears Credit Account, 96-2A,
               6.50%, 10/15/2003                                 182,668         183,737
      115,121  UCFC, 96 C1 3, 7.15%, 12/15/2013                  115,105         115,246
    1,460,946  Union Acceptance Corp., 97AA2,
               6.375%, 10/8/2003                               1,470,389       1,468,324
    2,630,000  Union Financial Services Taxable
               Student Loan, 98A A8,
               5.50%, 9/1/2005                                 2,612,309       2,520,592
    1,880,000  World Financial, 96-AA,
               6.70%, 2/15/2004                                1,887,290       1,897,616
   Par Value   ASSET-BACKED SECURITIES-25.14% (cont)            Cost        Market Value
   $2,190,709  World Omni Auto Lease, 97B3,
               6.18%, 11/25/2003                              $2,190,531      $2,182,188
                                                              ----------      ----------

               Total Asset-Backed Securities                  41,044,916      40,572,238
                                                              ----------      ----------

               CORPORATE DEBT-18.79%
      500,000  Abbey National PLC, 6.70%, 6/29/2049              499,162         466,250
    1,000,000  AES Ironwood LLC,
               8.857%, 11/30/2025+                             1,000,000         995,450
      445,000  American General Inst.,
               7.57%, 12/1/2045+                                 465,095         438,325
      500,000  American General Inst.,
               8.125%, 3/15/2046+                                548,542         527,500
      550,000  American Stores, 8.00%, 6/1/2026                  605,005         587,812
      275,000  Bank of America Capital II,
               7.70%, 12/31/2026+                                289,201         262,969
    1,000,000  BankBoston Corp., 6.125%, 3/15/2002               999,818         988,750
      185,000  Bayer Corporation, 6.65%, 2/15/2028+              184,036         170,431
      550,000  Bestfoods, 5.60%, 10/15/2097                      424,426         409,063
      560,000  Camden Property Trust,
               7.00%, 4/15/2004                                  556,967         548,100
    1,000,000  Citigroup Capital II, 7.75%, 12/1/2036          1,035,619         963,750
    1,575,000  Consumers Energy CMS,
               6.20%, 5/1/2003                                 1,556,891       1,515,938
      500,000  Cox Enterprises, Inc.,
               7.375%, 6/15/2009+                                499,875         501,875
      700,000  Duke Realty LP, 7.30%, 6/30/2003                  699,399         702,625

    Par Value  CORPORATE DEBT-18.79% (cont)                     Cost        Market Value
     $825,000  Edison Mission Energy,
               7.73%, 6/15/2009+                                $824,810        $840,469
      515,000  FedEx, 7.60%, 7/1/2097                            540,541         489,250
      650,000  FMR Corp., 7.49%, 6/15/2019+                      650,000         650,000
    1,100,000  GTE California, 6.75%, 5/15/2027                1,151,157       1,020,250
      710,000  Hilton Hotels, 7.00%, 7/15/2004                   701,725         688,700
      275,000  J.C. Penney Co., 7.625%, 3/1/2097                 269,473         248,531
      240,000  JP Morgan Capital Trust I,
               7.54%, 1/15/2027                                  235,097         226,800
      800,000  LSP Energy LP, 8.16%, 7/15/2025+                  800,000         761,664
    2,775,000  MCI WorldCom, Inc., 7.75%, 4/1/2027             3,037,224       2,934,562
      610,000  Mirage Resorts, 7.25%, 8/1/2017                   606,871         565,775
      300,000  News America Holdings,
               7.25%, 5/18/2018                                  298,019         282,000
      730,000  Northwest Airlines Corp.,
               7.575%, 3/1/2019                                  730,000         719,094
    1,200,000  NRG Energy, Inc., 7.50%, 6/01/2009              1,199,642       1,185,000
      650,000  Peco Energy Co., 7.38%, 4/6/2028                  650,000         574,437
    1,400,000  Philip Morris, 7.125%, 8/15/2002                1,393,397       1,414,000
      775,000  Provident Companies,
               6.375%, 7/15/2005                                 772,586         745,938
    1,220,000  Provident Companies,
               7.00%, 7/15/2018                                1,219,619       1,162,050
    1,000,000  Safeco Capital Trust,
               8.072%, 7/15/2037                               1,000,000         961,250
      750,000  Security Capital Group,
               7.75%, 11/15/2003                                 749,366         741,562
    Par Value  CORPORATE DEBT-18.79% (cont)                     Cost        Market Value
   $1,000,000  Service Corp., 7.00%, 6/1/2015                 $1,019,959        $993,750
      750,000  Spieker Properties LP, 7.25%, 5/1/2009            742,378         724,688
      805,000  Suntrust Cap II, 7.90%, 6/15/2027                 809,628         796,950
    1,250,000  Telecom De Puerto Rico,
               6.80%, 5/15/2009+                               1,202,317       1,212,450
      750,000  Virginia Electric Power, 6.75%, 2/1/2007          753,679         736,875
      560,000  Zurich Capital Trust, 8.376%, 6/1/2037+           595,641         568,400
                                                                 -------         -------

               Total Corporate Debt                           31,317,165      30,323,283
                                                              ----------      ----------

               U.S. GOVERNMENT AGENCIES-43.71%
               MORTGAGE-BACKED SECURITIES--42.70%
    9,990,000  Fannie Mae, 5.50%, 6/01/2014-                   9,490,500       9,443,647
   11,705,000  Fannie Mae, 6.00%, 6/01/2014-                  11,353,850      11,298,953
   13,900,000  Fannie Mae, 7.50%, 6/01/2029-                  13,952,125      14,043,309
    1,274,692  Freddie Mac, Gold,
               6.50%, 11/01/2025                               1,205,002       1,241,626
   34,025,000  Freddie Mac, Gold,
               6.50%, 8/01/2029-                              33,242,524      32,887,204
                                                              ----------      ----------
                                                              69,244,001      68,914,739
                                                              ----------      ----------
               OTHER AGENCY ISSUES--1.01%
      939,677  Government Trust Certificate, Israel
               Trust, Series 2E, 9.40%, 5/15/2002                980,267         969,042
      655,846  Pemex Exp. Trust, 95-A,
               7.66%, 8/15/2001                                  666,711         668,523
                                                                 -------         -------
                                                               1,646,978       1,637,565
                                                               ---------       ---------
               Total U.S. Government Agencies                 70,890,979      70,552,304
                                                              ----------      ----------


    Par Value    U.S. GOVERNMENT OBLIGATIONS-10.05%               Cost        Market Value
    $1,735,000   U.S. Treasury Bond,
                 5.50%, 5/15/2009                             $1,667,322      $1,697,611
       560,000   U.S. Treasury Bond,
                 13.875%, 5/15/2011                              814,641         799,831
     1,985,000   U.S. Treasury Bond,
                 8.50%, 2/15/2020                              2,545,065       2,483,811
     4,650,000   U.S. Treasury Bond,
                 8.125%, 8/15/2021                             5,614,740       5,658,399
       755,000   U.S. Treasury Note,
                 7.50%, 11/15/2001                               783,559         785,532
       200,000   U.S. Treasury Note,
                 6.25%, 6/30/2002                                203,398         202,936
     1,960,000   U.S Treasury Note,
                 5.25%, 8/15/2003                              1,920,644       1,920,977
     1,560,000   U.S Treasury Note,
                 7.25%, 8/15/2004                              1,643,479       1,653,662
       970,000   U.S. Treasury Note,
                 7.00%, 7/15/2006                              1,017,739       1,027,230
                                                               ---------       ---------

                 Total U.S. Government
                 Obligations                                  16,210,587      16,229,989
                                                              ----------      ----------

                 COMMERCIAL PAPER-42.21%
     3,000,000   Alabama Power Co.,
                 4.95%, 7/13/1999*                             2,995,050       2,995,050
     3,200,000   Alcoa, Inc., 4.95%, 7/19/1999*                3,192,080       3,192,080

    Par Value  COMMERCIAL PAPER-42.21% (cont)                   Cost        Market Value
    $3,200,000  American Express Corp.,
                4.94%, 7/19/1999*                             $3,192,096      $3,192,096
     3,200,000  Ameritech Corp.,
                4.94%, 7/19/1999*                              3,192,096       3,192,096
     3,200,000  Bank One Corp.,
                4.95%, 7/19/1999*                              3,192,080       3,192,080
     2,000,000  Ciesco LP, 4.82%, 7/16/1999*                   1,995,983       1,995,983
       500,000  Coca-Cola Co., 4.79%, 7/21/1999*                 498,669         498,669
     3,200,000  Commercial Credit,
                5.00%, 8/16/1999*                              3,179,556       3,179,556
     3,200,000  Disney (Walt) Co.,
                4.97%, 7/6/1999*                               3,197,791       3,197,791
     3,200,000  Duke Energy Corp.,
                4.94%, 7/19/1999*                              3,192,096       3,192,096
     3,200,000  Ford Motor Credit,
                4.95%, 7/14/1999*                              3,194,280       3,194,280
     3,200,000  General Electric Capital Corp.,
                4.95%, 7/19/1999*                              3,192,080       3,192,080
     3,200,000  General Motors Credit Corp.,
                4.95%, 7/19/1999*                              3,192,080       3,192,080
     3,200,000  Household Finance Corp.,
                5.03%, 8/16/1999*                              3,179,433       3,179,433
     3,200,000  IBM Credit Corp.,
                4.94%, 7/14/1999*                              3,194,292       3,194,292
     3,200,000  John Deere Capital Corp.,
                4.97%, 7/19/1999*                              3,192,048       3,192,048

    Par Value  COMMERCIAL PAPER-42.21% (cont)                   Cost        Market Value
    $1,000,000  Lucent Technologies, Inc.,
                4.82%, 7/14/1999*                               $998,259        $998,259
     3,200,000  MetLife Funding, Inc.,
                4.97%, 7/13/1999*                              3,194,699       3,194,699
     1,050,000  Monsanto Co.,
                4.94%, 7/19/1999*                              1,047,407       1,047,407
     3,200,000  Motorola Credit Corp.,
                5.00%, 8/17/1999*                              3,179,111       3,179,111
     3,200,000  Procter & Gamble Co.,
                4.95%, 7/14/1999*                              3,194,280       3,194,280
     3,200,000  Prudential Funding Corp.,
                5.01%, 8/16/1999*                              3,179,515       3,179,515
     3,200,000  Wells Fargo & Co.,
                5.06%, 8/16/1999*                              3,179,310       3,179,310
     3,200,000  Westvaco Corp.,
                5.04%, 7/29/1999*                              3,187,456       3,187,456
                                                               ---------       ---------

                Total Commercial Paper                        68,131,747      68,131,747
                                                              ----------      ----------

    Principal  REPURCHASE AGREEMENT-1.61%            Cost                   Market Value
     Amount
   $2,601,040  State Street Bank & Trust
               Company Repurchase Agreement,
               4.00%, dated 6/30/1999,
               repurchase price $2,601,329,
               maturing 7/1/1999
               (collateralized by U.S. Treasury
               Bond, 8.75%, 8/15/2020)                    $2,601,040          $2,601,040
                                                          ----------          ----------


               Total Repurchase Agreement                  2,601,040           2,601,040
                                                           ---------           ---------

               Total Investments-141.51%                $230,196,434         228,410,601
                                                        ------------
                                                        ------------

               Liabilities less Other Assets-(41.51)%                       (67,005,017)
                                                                            ------------

               NET ASSETS-100.00%                                           $161,405,584
                                                                            ------------
                                                                            ------------


+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
-  When-issued security.
* Security pledged as collateral for when-issued purchase commitment outstanding as of June 30, 1999.

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder and chairman of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York, where he has also been a member of the accounting faculty. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He is active in community affairs, philanthropy and politics.

MARIO L. BAEZA, ESQ. Chairman and CEO of Latin America Equity Partners, L.P., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON, Jim serves as the President and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of Unicom/Commonwealth Edison.

WILLIAM C. DIETRICH, C.P.A. Bill is an independent financial consultant, specializing in early stage entrepreneurial companies. He has a B.A. from Georgetown University and serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

JOHN G. GUFFEY, JR. Currently, John is treasurer of Silby, Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

MELLODY HOBSON As senior vice president and director of marketing, Mellody oversees the servicing of Ariel Capital Management Inc.'s institutional clients, as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a Director of the Chicago Public Library as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart; The Washington Design Center; and New York's Decoration and Design Building. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on the board of directors of the Chicago Convention & Tourism Bureau; Boston-based Citizens Energy Corp. and Citizens Corp.; and the Greater Chicago Food Depository.

ERIC T. MCKISSACK, CFA In the capacity of vice chairman andco-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and he earned his M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst. Eric serves on a variety of civic and corporate boards.

ARIEL MUTUAL FUNDS
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Chicago, Illinois 60601                                         Chicago, IL
800.292.7435
www.arielmutualfund.com
e-mail: thepatientinvestor@arielmutualfund.com







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